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                                                                    Exhibit 10.2


                               AVISTA CORPORATION
                      2004 NEO INCENTIVE COMPENSATION TABLE

NAME AND PRINCIPAL POSITION                                       2004 BONUS
---------------------------                                       ----------
Gary G. Ely                                                       $249,733
Chairman of the Board, President and
Chief Executive Officer

Malyn K. Malquist                                                  $74,863
Senior Vice President, Chief Financial
Officer and Treasurer

Scott L. Morris                                                    $68,622
Senior Vice President

David J. Meyer                                                     $59,887
Vice President and Chief Counsel for
Regulatory and Governmental Affairs

Ronald R. Peterson                                                 $32,296
Vice President